SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 19, 1998


                            The Allstate Corporation
               (Exact Name of Registrant as Specified in Charter)




   Delaware                    1-11840                   36-3871531
   --------                    -------                   ----------
(State or Other              (Commission                (IRS Employer
Jurisdiction of               File Number)               Identification
Incorporation)                                           Number)


Allstate Plaza, Northbrook, Illinois           60062
------------------------------------           -----
(Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code (847)402-6075
                                                    ------------










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Item 5.  Other Events

     On May 19, 1998 the Registrant's Board of Directors adopted resolutions to effect a 2-for-1 split (the "Stock Split") of the Registrant's Common Stock, $0.01 par value (the "Common Stock"), in the form of a stock dividend. The additional shares of Common Stock are distributable July 1, 1998 to stockholders of record at the close of business on May 29, 1998.

     In accordance with Rule 416 of the Commission's rules under the Securities Act of 1933 and the Commission staff's telephone interpretations manual, Registrant hereby adjusts the number of shares of Common Stock registered with the Commission on Form S-8 under The Allstate Corporation Equity Incentive Plan (Reg. Nos. 33-93762 and 33-77928), The Savings and Profit Sharing Fund of Allstate Employees (Reg. Nos. 333-40289 and 33-93758), The Allstate Corporation Employees Replacement Stock Plan (Reg. No. 33-93760), The Allstate Corporation Exclusive Agent Independent Contractors Stock Bonus Plan (Reg. No 333-23309), and The Allstate Corporation Equity Incentive Plan for Non-Employee Directors (Reg. No. 333-04919). Registrant also adjusts the number of shares registered with the Commission on Form S-3 (Reg. No. 333-34583) for issuance to transferees of options granted under the Registrant's Equity Incentive Plan, Employees Replacement Stock Plan and Equity Incentive Plan for Non-Employee Directors.

     Registrant reflects below the additional number of shares registered under each registration statement as a result of the Stock Split, and the total of shares registered.


                                                              Additional Shares                  Total Shares
   Reg. No.  Shares Registered                            Registered Per Stock Split              Registered
   --------  -----------------                            --------------------------              ----------
      33-93762                   11,000,000                         11,000,000                       22,000,000
      33-97928                    9,000,000                          9,000,000                       18,000,000
     333-40289                    5,000,000                          5,000,000                       10,000,000
      33-93758                   10,000,000                         10,000,000                       20,000,000
      33-93760                    4,500,000                          4,500,000                        9,000,000
     333-34583                    2,000,000                          2,000,000                        4,000,000
     333-23309                    1,000,000                          1,000,000                        2,000,000
     333-04919                      300,000                            300,000                          600,000

                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                                    THE ALLSTATE CORPORATION




                                                    By  _____________________

                                                        Name:  Samuel H. Pilch
                                                        Title: Controller




May 27, 1998
























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